Retirement Plans	12 Months Ended
Dec. 31, 2017
Compensation and Retirement Disclosure [Abstract]
Retirement Plans

Note 18—Retirement Plans

We sponsor a defined contribution retirement plan covering substantially all U.S. employees and an international savings plan covering international employees. During the years ended December 31, 2017, 2016 and 2015, our total employer contributions to both plans amounted to $2.8 million, $4.1 million and $7.0 million, respectively.